EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Payless ShoeSource, Inc. (the “Company”) on Form 10-Q for the period ending October 29, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ullrich E. Porzig, Senior Vice President — Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 7, 2005

/s/ Ullrich E. Porzig

Ullrich E. Porzig
Senior Vice President — Chief Financial Officer
and Treasurer
(Principal Financial and Accounting Officer)

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